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      1

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)

                                    GUARANTEE

         Guarantee dated as of October 28, 1998, made by Newcourt Credit Group Inc. (together with its successors and assigns, the "Guarantor"), a corporation incorporated under the laws of the Province of Ontario, to and in favor of and for the benefit of all holders of Debt (as such term is herein defined) (collectively, the "Holders").

         WHEREAS the Guarantor is the indirect parent and owner of all the issued and outstanding capital stock of AT&T Capital Corporation (the "Company"); and

         WHEREAS the Company may from time to time incur, assume or guarantee additional Debt; and

         WHEREAS, the Guarantor has agreed to guarantee the payment of all Debt incurred by (or to be incurred by) the Company.

         NOW THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration given by the Holders and the Company to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows (capitalized terms used but not defined herein shall be as defined in the Indenture):

         SECTION 1. DEFINITIONS. For purposes hereof,

(a) the term "Debt" shall mean (i) any indebtedness for borrowed money incurred by the Company from any individual, corporation, partnership, trust, association or other entity of any kind (each herein a "Person") and
     (ii) indebtedness for borrowed money of any Person to another Person assumed or guaranteed by the Company; provided that neither of the following shall constitute Debt for purposes of this Guarantee: (x) any indebtedness for borrowed money incurred, assumed or guaranteed from time to time by the Company which indebtedness (or, in the case of a guaranty thereof, such guaranty), by the terms of the instruments evidencing such indebtedness (or guaranty) or any indenture or similar instrument relating thereto, is not entitled to the benefit of this Guarantee; and (y) any indebtedness for borrowed money (howsoever arising, including without limitation by way of securitization or syndication transactions) incurred, assumed or guaranteed from time to time by the Company which indebtedness (or, in the case of a guaranty thereof, such guaranty) is secured by a pledge, mortgage, security interest or lien on, or payable solely from the income and proceeds of, any property (including, without limiting the generality of such term, any shares of stock, other equity interests, debt, intangible assets or tangible

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      2

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


     assets) of the Company or any direct or indirect subsidiary thereof and which indebtedness (or guaranty) is not a general obligation of the Company.

(b) the term "Debt Agreement" shall mean any and all agreements evidencing or made in connection with the incurrence of any Debt.

         SECTION 2. GUARANTEE. The Guarantor hereby, irrevocably and unconditionally guarantees (as a guarantor and not as a surety) to the Holders of the Debt the due and punctual payment of the principal of, premium, if any and interest on such Debt when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, according to the terms of the applicable Debt Agreements (the obligations set forth in this Section 2 being herein called the "Guaranteed Obligations").

         SECTION 3. ABSOLUTE LIABILITY. The guarantor hereby guarantees that the Guaranteed Obligations will be paid to the Holders strictly in accordance with the terms and conditions hereof, and that the liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

(a)  the validity or enforceability of the Debt;

(b) any contest by the Company or any other person as to the amount of the Guaranteed Obligations or the validity or enforceability of the Debt;

(c)  any defense, counter-claim or right of set-off available to the Company;

(d) any extension of the time or times for payment of the Guaranteed Obligations or any other indulgences which the Holders may grant to the Company or any amendment to or alteration of the Debt; and

(e) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Guarantor, the Company or any other person in respect of the Guaranteed Obligations or the Guarantor in respect of the Guarantee.

         SECTION 4. REMEDIES. The guarantee set forth in Section 2 constitutes a present and continuing guarantee of payment and performance and not of collection. The Guarantor agrees that its obligations hereunder shall be joint and several with any and all other guarantees given in connection with the Guaranteed Obligations from time to time. The Guarantor agrees that the Holders shall not be bound to exhaust their recourse against the Company or any other person or to make demand upon the Company or

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      3

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


to realize on any security they may hold in respect of the Guaranteed Obligations before being entitled to payment or performance hereunder. The Guarantor hereby waives the right to require the Holders to join the Company in any action brought hereunder or to commence any action against or obtain any judgment against the Company or to pursue any other remedy or enforce any other right. The Guarantor further agrees that nothing contained herein or otherwise shall prevent the Holders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under any Debt Agreement, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Guarantor's obligations hereunder.

         SECTION 5. PAYMENT ON DEMAND. The Guarantor shall make payment of the amount of the Guaranteed Obligations and all other amounts payable by it to the Holders hereunder forthwith after demand therefor is made in writing to it and such demand shall be deemed to have been effectively made when either an envelope containing such demand, addressed to it c/o Newcourt Credit Group Inc., 2 Gatehall Drive, Parsippany, New Jersey, 07054 for the attention of Treasurer, is personally delivered to such address or a facsimile transmission containing such demand is sent to Guarantor, for the attention of the Treasurer, at the following fax number: (973) 355-7021.

         SECTION 6. SUBROGATION. Upon receipt by the Holders of any payment or payments on account of liability under this Guarantee, the Guarantor shall not be entitled to claim repayment against the Company until the claims of the Holders against the Company in respect of the Guaranteed Obligations have been repaid in full; and in the case of the liquidation, winding-up or bankruptcy of the Company (whether voluntary or compulsory) or in the event that the Company shall make a bulk sale of any of the Company's assets within the provisions of any bulk sales legislation or makes an assignment for the benefit of creditors or the assets of the Company are distributed to creditors for any other reason, the Holders shall have the right to rank in priority to the Guarantor for their full claims in respect of the Guaranteed Obligations and receive all distributions and other payments in respect thereof until their claims in respect of the Guaranteed Obligations have been paid in full, and the Guarantor shall continue to be liable, less any payments made by or on behalf of the Guarantor, for any balance which may be owing to the Holders by the Company. If any amount shall be paid to the Guarantor on the account of any subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders.

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      4

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


         SECTION 7. SUBORDINATION. All obligations, liabilities and indebtedness of the Company to the Guarantor of any nature whatsoever (the "Corporate Indebtedness") shall be subordinated to the payment in full of all obligations owing by the Company to the Holders, and any payments received by the Guarantor on account of such Corporate Indebtedness at a time when any Default or Event of Default exists (as each such term is defined in the governing Debt Agreement) shall be collected and received by the Guarantor in trust and paid over to the Holders without impairing or releasing any obligations of the Guarantor hereunder. The Guarantor shall not assign the Corporate Indebtedness nor any part thereof to any person other than to a subsidiary of the Company which has provided a guarantee to the Holders in respect of the Guaranteed Obligations in the form and substance of this Guarantee, without the prior written consent of the Holders.

         SECTION 8. SUSPENSION OF GUARANTOR RIGHTS. The Guarantor agrees that so long as any obligations remain outstanding hereunder, whether present or future, direct or indirect, absolute or contingent, matured or not, the Guarantor shall not exercise any rights which the Guarantor may at any time have by reason of the performance of any of its obligations hereunder:

(a)  to be indemnified by the Company;
(b) to claim contribution from any other guarantor of the debts, liabilities or obligations of the Company; or
(c) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Holders under the governing Debt Agreements.

         SECTION 9. WAIVERS. The Guarantor hereby waives, to the extent permitted by applicable law, (i) notice of acceptance of this Guarantee by the Holders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which the Guarantor may have against the Company or which the Guarantor or the Company may have against the Holders, (iii) presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge the Guarantor with liability, except for demands or notices expressly provided for herein, (vi) any failure by the Holders to inform the Guarantor of any facts the Holders may now or hereafter know about the Company, the Debt or the transactions contemplated by the governing Debt Agreement, it being understood and agreed that the Holders have no duty to so inform the Guarantor, that the Guarantor is fully responsible for being and remaining informed by the Company of all circumstances bearing on the existence or creation, or the risk of nonpayment

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      5

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


or nonperformance of the Guaranteed Obligations and (v) any and all right to cause a marshaling of assets of the Company or any other action by any court or governmental body with respect thereto.

         SECTION 10. AMENDMENT. This Guarantee may be amended or terminated by the Guarantor at any time in writing; provided that, so long as any series of Debt (or, if not issued as a series, any other Debt) incurred, assumed or guaranteed by the Company prior to such amendment or termination remains outstanding, no such amendment which adversely affects the holders of such series of Debt (or, if not issued as a series, such other Debt) or any such termination shall become effective with respect to such series of Debt (or such other Debt) unless (i) at least two nationally recognized statistical rating agencies that have rated such series of Debt (or such other Debt) prior to such amendment or termination confirm in writing that their ratings for such series of Debt (or such other Debt) in effect immediately prior to such amendment or termination will not be downgraded as a result of such amendment or termination (or, in the case of any such series of Debt (or such other Debt) that is not so rated, such series of Debt (or such other Debt) shall be treated in the same manner as any series of similar Debt (or other similar Debt) that is so rated); or (ii) such series of Debt (or such other Debt) shall have been defeased in accordance with the provisions of the instrument evidencing such series of Debt (or such other Debt) or any indenture or similar instrument relating thereto; or
(iii) the holders of at least a majority of the outstanding principal amount of such series of Debt consent (or, consents) in writing to such amendment or termination.

         SECTION 11. RIGHTS OF HOLDERS OF DEBT. All holders of Debt incurred, assumed or guaranteed by the Company during the term of this Guarantee or incurred, assumed and guaranteed by the Company prior to the date hereof shall be intended third-party beneficiaries of this Guarantee.

         SECTION 12. CONTINUING GUARANTEE. The guarantee herein shall be a continuing guarantee and shall extend to all present and future Guaranteed Obligations and shall be binding as a continuing obligation of the Guarantor until the earlier of (i) the date the Guarantor is released from any further obligation hereunder in accordance with the terms of the relevant governing Debt Agreement; and (ii) the date on which the Company or the Guarantor shall have performed and satisfied in full the Guaranteed Obligation. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be refunded by the Holders upon the insolvency,

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      6

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


bankruptcy or reorganization of the Company or otherwise, regardless of whether the Holders contest the order requiring the return of such payment, all as though such payment had not been made.

         SECTION 12. INTEREST ACT (CANADA). The Guarantor acknowledges that, for the purposes of the Interest Act (Canada), (i) whenever any interest or fee applicable to the Guaranteed Obligations is calculated using a rate based on a year of 360 days or 365 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days or 365 days, as the case may be; (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation in respect of the Guaranteed Obligations; and (iii) the rates of interest stipulated in respect of the Guaranteed Obligations are intended to be nominal rates and not effective rates or yields.

         SECTION 13. SUCCESSORS OF THE COMPANY. Any change or changes in the name of the Company or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) of the Company or its business shall not affect or in any way limit or lessen the liability of the Guarantor hereunder and this Guarantee shall extend to any person, firm or Company acquiring or from time to time caring on the business of the Company.

         SECTION 14. NO RECOURSE. Any right of subrogation acquired by the Guarantor by reason of payment under or pursuant to this Guarantee shall not be exercised until the Guaranteed Obligations and other amounts due to the Holders hereunder have been paid or repaid in full and shall be no greater than the right held by the Holders, and the Guarantor shall have no recourse against the Holders for any irregularity or defect in the manner or procedure by which the Holders make demand or pursue any rights or remedies they may have.

         SECTION 15. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants that:

(a) Organization and Qualification. It is a corporation duly incorporated and validly existing under the laws of the Province of Ontario.

(b) Corporate Power. It has full corporate right, power and authority to own its property and assets and to carry on its business as now conducted as contemplated to be conducted and to enter into and perform this Guarantee.

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      7

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


(c) Conflict with Other Instruments. Neither the execution and delivery of this Guarantee nor the consummation of the transactions herein contemplated nor compliance with the terms conditions and provisions hereof (i) conflicts with or results in a breach of any of the terms, conditions or provisions of (A) its charter documents or by-laws; (B) any law, rule or regulation having the force of law; (C) any material contractual restriction binding on or affecting it or its properties; or (d) any writ, judgment, injunction, determination or award which is binding on it; or (ii) results in, or requires the creation or imposition of any lien upon or security interest in or with respect to the properties now owned or hereafter acquired by it under any contractual provision binding on or affecting it.

(d) Authorization, Governmental Approvals etc. The execution and delivery of this Guarantee and the consummation by it of the transactions herein contemplated have been duly authorized by all necessary corporate action and no authorization, consent, approval, license or exemption under any applicable law, rule or regulation having the force of law, and no registration, qualification, designation, declaration, recording, or filing with any official body, is or was necessary therefor or to perfect the same or to preserve the benefit thereof to the Holders, except such as are in full force and effect, unamended, at the date hereof.

(e) Execution and Binding Obligation. This Guarantee has been duly executed and delivered by it, and constitutes the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights general and the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(f) Actions. There is no pending or threatened action or proceeding affecting it before any court, governmental agency or arbitrator, which may materially adversely affect its financial condition or operations.

(g) Shares. The Guarantor is the registered and beneficial holder of 100% of the issued and outstanding shares of the capital stock of the Company.

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      8

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


         SECTION 16. PAYMENT OF TAXES AND OTHER TAXES.

(a) The Guarantor hereby agrees to obtain any necessary exchange control approvals, consents or authorizations which may at any time and from time to time be required by the laws of the Province of Ontario or any state in the United States in connection with the making of payments hereunder. Any and all payments by the Guarantor hereunder shall be made and shall be free and clear of and without set-off or counter claim and without deduction for or on account of, or withholding for any and all present or future income or other taxes, levies, imposts, dues, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatever now or hereafter imposed, levied, collected or withheld or assessed by any country (or by any political subdivision or taxing authority thereof or therein), and all liabilities with respect thereto (all such taxes, levies, imposts, duties, charges, fees, deductions, withholdings and liabilities being hereinafter referred to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Guarantor shall be required by law to deduct or withhold any Taxes from or in respect of any amount payable hereunder, subject as provided in the next following sentence, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholding applicable to additional amounts paid under this Section), the Holders receive an amount equal to the sum they would have received if no deduction or withholding had been made, (ii) the Guarantor shall make such deductions or withholdings, and (iii) the Guarantor shall pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.

(b) The Guarantor shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (all such taxes, charges and levies being hereinafter referred to as "Other Taxes") which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guarantee.

(c) The Guarantor shall indemnify the Holders for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Holders and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date the Holders make written demand therefor. A

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      9

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


     certificate as to the amount of such Taxes or Other Taxes submitted to the Guarantor by the Holders and evidence of payment thereof shall, in the absence of manifest error, be prima facie evidence of the amount due by the Guarantor to the Holders

         SECTION 17. GOVERNING LAW.

(a) This Guarantee shall be governed by and construed in accordance with the laws of the State of New York applicable therein and shall be treated in all respects as a New York contract.

(b) The Guarantor hereby (i) irrevocably submits to the jurisdiction of any court sitting in the State of New York over any suit, action or proceeding arising out of or relating to this Guarantee; (ii) irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such court; (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of the venue of any such suit, action or preceding brought in such a court and nay claim that any such suit, action or preceding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum; and (iv) irrevocably appoints Newcourt Credit Group USA, Inc. (the "Process Agent"), with an office at the date hereof at 2 Gatehall Drive, Parsippany, NJ 07054 (Fax No. (973) 355-7059), it authorized agent to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding. Such service may be made by delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's above address and the Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of copies of such process to the Guarantor to: BCE Place, 181 Bay Street, P.O. Box 827, Toronto, Canada M5J2T3 for the attention of President. The Guarantor agrees that a final judgment in any such action or proceeding may be enforced in any other manner provided by law. Nothing in this Section shall affect the right of the Holders to serve process in any manner permitted by law or limit the rights of the Trustee or the Holders to service process in any manner permitted by law or limit the rights of the Holders to bring proceedings against the Guarantor in the courts of any other jurisdiction.

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      10

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


(c) Subject to Section 17(e), the Guarantor hereby consents in respect of any legal action or proceedings arising out of or in connection with this Guarantee for the payment and performance hereof to the giving of any relief or the issue of any process in connection with such action or proceedings, including, without limitation the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceedings.

(d) To the extent that the Guarantor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether service of notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives, to the fullest extent permitted by law, such immunity in respect of its obligations under this guarantee and any security for the payment and performance hereof.

(e) Nothing in this Section shall constitute a waiver by the Guarantor of any right to (i) appeal any order or judgment referred to herein; (ii) seek any stay or reconsideration or review of any such order or judgment, or (iii) seek any stay of execution or levy pending any appeal from, or suit, action or proceeding for reconsideration or review of, any such order or judgment.

(f) The Guarantor agrees that the Holders shall have the right to proceed against the Guarantor or its property in a court in any location to enable such person to (i) obtain personal jurisdiction over the Guarantor, or (ii) to enforce a judgment or other court order entered in favor of such person. The Guarantor agrees that it will not assert any permissive counterclaim in any proceeding brought by such person to enforce a judgment or other court order in favor of such person. The Guarantor waives any objection that it may have to the location of the court in which such person has commenced a proceeding described in this subsection.

         SECTION 18. EFFECT OF SUPPORT AGREEMENT. By executing this Guarantee, the Support Agreement dated as of February 9, 1998 between the Guarantor and the Company is hereby [terminated] [modified to exclude the Guaranteed Obligations].

         SECTION 19. HEADINGS, ETC. The division of this Guarantee into sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation hereof.

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      11

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(a)


         SECTION 20. SEVERABILITY. Any provision of this Guarantee which is invalid or not enforceable shall not affect any other provision and shall be deemed to be severable.

         SECTION 21. SUCCESSORS AND ASSIGNS. This Guarantee shall extend to and inure to the benefit of the Holders and their respective successors and assigns and shall be binding upon the Guarantor and its successors and assigns. The Guarantee is assignable by the Holders to the extent and in the same proportion that any underlying interest in the Debt and the relevant applicable Debt Agreements has been assigned and is assignable by the Holder.

         IN WITNESS WHEREOF, the Guarantor has duly executed this Guarantee as of the day and year first above written.

                                             NEWCOURT CREDIT GROUP INC.


                                             By: ____________________________
                                                  Name:
                                                  Title:


                                             By: _____________________________
                                                  Name:
                                                  Title:

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